UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                     E. I. DU PONT DE NEMOURS AND COMPANY
                      MEDIUM-TERM MASTER NOTE, SERIES G




[               ], 1995]

R-

REGISTERED


E. I. DU PONT DE NEMOURS AND COMPANY, a Delaware corporation (the "Company"), for value received, hereby promises to pay to CEDE & CO. or its registered assigns: on each Maturity Date, extended Maturity Date, Redemption Date, Repayment Date, and any other date specified pursuant to terms referenced hereby, as applicable, of each obligation identified on the records of the Company (which records are maintained by CHEMICAL BANK (the "Paying Agent")) or specified pursuant to terms referenced hereby, the principal amount (and premium, if any) then due and payable for each such obligation, and to pay interest thereon on each Interest Payment Date or as specified pursuant to terms referenced hereby.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS MASTER NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE, AND TO THE TERMS OF THE PROSPECTUS, PROSPECTUS SUPPLEMENT AND PRICING SUPPLEMENTS PREPARED BY THE COMPANY AND ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION WHICH CONTAIN FURTHER INFORMATION WITH RESPECT TO THE OBLIGATIONS OF THE COMPANY REPRESENTED BY THIS MASTER NOTE.

                 This Master Note is a valid and binding obligation of the Company.

                 Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Master Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.


                 IN WITNESS WHEREOF, E. I. DU PONT DE NEMOURS AND COMPANY has caused this Master Note to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.


                                                E. I. DU PONT DE NEMOURS
                                                AND COMPANY,

                                                By: _________________________


[Seal]                                          By: _________________________


                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes issued under the within-mentioned Indenture.


Dated:                                          CHEMICAL BANK,
                                                  as Trustee

                                                By: _________________________
                                                     Authorized Signatory

                             REVERSE OF MASTER NOTE
                      E. I. DU PONT DE NEMOURS AND COMPANY
                        MEDIUM TERM MASTER NOTE SERIES G


                 This Master Note evidences indebtedness of the Company of a single Series G (the "Debt Obligations"), all issued or to be issued under and pursuant to an Indenture dated as of June 1, 1992 (the "Indenture"), duly executed and delivered by the Company to Chemical Bank, as Trustee (the "Trustee"), to which Indenture reference is hereby made for a description of the rights, duties, and immunities thereunder of the Trustee and the rights thereunder of the holders of the Debt Obligations. As provided in the Indenture, the Debt Obligations may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase, or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as provided or permitted in the Indenture. The Debt Obligations are unsecured obligations of the Company and rank pari passu with all other unsecured and unsubordinated indebtedness for borrowed money of the Company. The Debt Obligations aggregated with any other indebtedness of the Issuer of this Series G are limited (except as provided in the Indenture) to the principal amount of $3,442,560,000 designated as the Medium-Term Notes of the Company Due 9 Months or More from Date of Issue, subject to reduction as a result of the sale of other Debt Securities relating to the Prospectus dated May 25, 1994, prepared by the Company and on file with the Securities and Exchange Commission, such reduction being evidenced in the records of the Company. No reference herein to the Indenture and no provision of this Master Note or of the Indenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of, premium, if any, and interest, if any, on each Debt Obligation at the times, places, and rates, and in the coin or currency/currencies identified on the records of the Company.

                 The provisions of Section 1301 of the Indenture shall not be applicable to the Master Note. Principal and any premium and interest payable at Maturity will be paid in immediately available funds without necessitating presentation and transfer of this Master Note.

                 At the request of the registered Holder hereof, the Company shall promptly issue and deliver one or more separate Registered Securities in definitive form evidencing each Debt Obligation evidenced by this Master Note. As of the date any such Registered Security or Securities are issued, the Debt Obligations which are evidenced thereby shall no longer be evidenced by this Master Note.

                 Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.


                 FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto [Name, Address and Taxpayer I.D. Number of Assignee] the Master Note and all rights thereunder, hereby irrevocably constituting and appointing ____________________ attorney to transfer said Master Note on the books of the Company with full power of substitution in the premises.


Dated:                                          _____________________________
                                                          Signature


Signature(s) Guaranteed:                        Notice:  The signature on
                                                this assignment must
                                                correspond with the name as
                                                written upon the face of this
                                                Master Note, in every
                                                particular, without
                                                alteration or enlargement or
                                                any change whatsoever.

           UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                      E. I. DU PONT DE NEMOURS AND COMPANY
                           MEDIUM-TERM NOTE, SERIES G
                             (SINGLE INDEXED NOTE)


R-

REGISTERED                                                       (Face Amount)

           If applicable, the "Total Amount of OID", "Yield to Maturity" and "Initial Accrual Period OID" (computed under the approximate method) below will be completed solely for the purposes of applying the United States Federal income tax original issue discount ("OID") rules. Additional information, if any, may be contained in an appendix hereto.

        Floating Rate Note [ ]                             % Fixed Rate Note [ ]

No. DSE-CUSIP:                                     Option to Elect Payment in
                                                   Specified Currency (Only
                                                   applicable if Specified
                                                   Currency is other than U.S.
Original Issue Date:                               Dollars):

Face Amount:                                          Yes [ ]    No [ ]

Aggregate Face Amount:                             Authorized Denominations
                                                   (Only applicable if
                                                   Specified Currency is
                                                   other than U.S. Dollars):

Issue Price:                                       Interest Payment Period:

Maturity Date:                                     Interest Payment Dates:

  Redemption        Redemption                     Total Amount of OID:
    Date(s)           Prices
                                                   Yield to Maturity:

  Repayment         Repayment                      Initial Accrual Period OID:
   Date(s)            Prices

Denominated Currency:                              Determination Agent:

Indexed Currency:                                  Reference Dealer:

Base Exchange Rate:

Only applicable if this is a Floating Rate Note:

Initial Interest Rate:      Interest Reset Period:            Spread Multiplier:

Base Rate:                  Interest Reset Dates:             Maximum Interest
                                                              Rate:

Index Maturity:             Spread (plus or minus):           Minimum Interest
                                                              Rate:

E. I. DU PONT DE NEMOURS AND COMPANY, a Delaware corporation (the "Company"), for value received, hereby promises to pay to or registered assigns, in the Denominated Currency on the Maturity Date an amount equal to the Face Amount hereof, plus or minus an amount determined by the Determination Agent in accordance with the following formula:

                                  If the Spot Rate exceeds or equals the Base
Exchange Rate, the principal amount of this Note payable at Maturity shall equal:

Face Amount + (Face Amount x          Spot Rate - Base Exchange Rate).
                                      -------------------------------
                                                Spot Rate           )

                                  If the Base Exchange Rate Exceeds the Spot
Rate, the principal amount of this Note payable at Maturity (which shall, in no event, be less than zero) shall equal:

Face Amount - (Face Amount x         Base Exchange Rate - Spot Rate)
                                     -------------------------------
                                                Spot Rate               )

where (i) "Base Exchange Rate" is the exchange rate specified as such above and
(ii) "Spot Rate" is the rate which shall be the arithmetic mean of the open market spot offer quotations for the Indexed Currency (spot bid quotations for the Denominated Currency) obtained by the Determination Agent from the Reference Dealer specified above in The City of New York at 11:00 a.m. New York City time on the second Exchange Rate Day prior to Maturity (the "Determination Date") for an amount of Indexed Currency equal to the product of the Aggregate Face Amount and the Base Exchange Rate, in the Denominated Currency. If the Spot Rate is less than or equal to one-half of the Base Exchange Rate, the Spot Rate will be deemed to be one-half of the Base Exchange Rate and no principal amount shall be payable hereon at Maturity. In the absence of manifest error, the aforementioned determinations by the Determination Agent shall be final and binding on the Company and the Holders hereof.

                                  Interest will be payable by the Company in he
Denominated Currency on each Interest Payment Date and at Maturity at a rate per annum equal to the Base Rate specified in the applicable Pricing Supplement multiplied by an Interest Index Factor. The "Interest Index Factor" shall be an amount determined by the Determination Agent by reference to the following formula:
                                            Interest Spot Rate
                                            ------------------
                                            Base Exchange Rate

where, "Interest Spot Rate" is (i) if at an Interest Payment Date the rate at which the Denominated Currency can be exchange for the Indexed Currency as determined on the second Exchange Rate Day prior to such Interest Payment Date (the "Interest Determination Date") by the Determination Agent in the manner specified in the applicable Pricing Supplement, on such Interest Determination Date, for an amount of Indexed Currency equal to (a) the product of (x) the Aggregate Face Amount and (y) the Base Rate, multiplied by (b) the Base Exchange Rate and (ii) if at Maturity, the Spot Rate.

                                  "Exchange Rate Date" means any day which is a
Business Day in The City of New York and (a) when the Denominated Currency or any Indexed Currency is the Canadian Dollar, in Toronto, Canada, (b) when the Denominated Currency or any Indexed Currency is the Japanese Yen, in Tokyo, Japan, (c) when the Denominated Currency or any Indexed Currency is the Deutsche Mark, in Frankfurt, Germany, (d) when the Denominated Currency or any Indexed Currency is the Pound Sterling, in London, England, (e) when the Denominated Currency or any Indexed Currency is Australian Dollars, in Melbourne or Sydney, Australia, (f) when the Denominated Currency or any Indexed Currency is European Currency Units, in the major financial center of each country that issues a component currency of the European Currency Units, and/or (g) when the Denominated Currency or any Indexed Currency is any other currency or currency unit (other than U.S. dollars), in the capital and/or the principal financial center of the country of such Denominated Currency or any Indexed Currency.

                                  "Reference Dealer" means the bank or firm
specified as such on the face hereof or, if it shall be unwilling or unable to provide the requested quotations, such other major money center bank or banks or other major foreign exchange dealer or dealers in The City of New York selected by the Company, in consultation with the Determination Agent, to act as Reference Dealer or Dealers in replacement therefor.

                                  "Aggregate Face Amount" means the amount
specified as such above.

                                  REFERENCE IS HEREBY MADE TO THE FURTHER
PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                                  Unless the certificate of authentication
hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                                  IN WITNESS WHEREOF, E.I. DU PONT DE NEMOURS
AND COMPANY has caused this Note to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.


                                            E. I. DU PONT DE NEMOURS AND COMPANY


                                            By:________________________________


[Seal]
                                            By:________________________________


                                         TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                                            This is one of the Notes issued
                                            under the within-mentioned
                                            Indenture.


Dated:                                      CHEMICAL BANK,
                                            as Trustee



                                            By:________________________________
                                                      Authorized Signatory

           UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                      E. I. DU PONT DE NEMOURS AND COMPANY
                           MEDIUM-TERM NOTE, SERIES G
                              (MULTI-INDEXED NOTE)


R-

REGISTERED                                           (Multi-Indexed Face Amount)


           If applicable, the "Total Amount of OID", "Yield to Maturity" and "Initial Accrual Period OID" (computed under the approximate method) below will be completed solely for the purposes of applying the United States Federal income tax original issue discount ("OID") rules. Additional information, if any, may be contained in an appendix hereto.

        Floating Rate Note [ ]                             % Fixed Rate Note [ ]

No. DSE-CUSIP:                                     Option to Elect Payment in
                                                   Specified Currency (Only
                                                   applicable if Specified
                                                   Currency is other than U.S.
Original Issue Date:                               Dollars):

Multi-Indexed Face Amount:                             Yes [ ]     No [ ]

Aggregate Face Amount:                             Authorized Denominations
                                                   (Only applicable if
                                                    Specified Currency is other
                                                    than U.S. Dollars):

Issue Price:                                       Interest Payment Period:

Maturity Date:                                     Interest Payment Dates:

  Redemption        Redemption                     Total Amount of OID:
    Date(s)          Price(s)
                                                   Yield to Maturity:

  Repayment         Repayment                      Initial Accrual Period OID:
   Date(s)           Price(s)

Denominated Currency:                              Determination Agent:

Indexed Currencies:                                Reference Dealer:
  First Indexed Currency:
  Second Indexed Currency:

Base Exchange Rate:
  First Indexed Currency:
  Second Indexed Currency:

Only applicable if this is a Floating Rate Note:

Initial Interest Rate:       Interest Reset Period:        Spread Multiplier:

Base Rate:                   Interest Reset Dates:         Maximum Interest
                                                           Rate:

Index Maturity:              Spread (plus or minus):       Minimum Interest
                                                           Rate:





[1312-054(2)/N03.609/120A/4575]

E. I. DU PONT DE NEMOURS AND COMPANY, a Delaware corporation (the "Company"), for value received, hereby promises to pay to or registered assigns, the principal sum equal to the product of (i) the "Multi-Index Face Amount" (any currency or currency unit other than U.S. dollars being hereinafter referred to as a "Specified Currency") and (ii) the Index Factor (as defined below) on the "Maturity Date", as set forth above, and to pay interest on the Multi-Index Face Amount (computed on the basis of a 360 day year of twelve 30-day months) as described below and on the reverse hereof.

      The principal of this Note will be payable by the Company in U.S. dollars in an amount equal to the product of (i) the Multi-Index Face Amount hereof and
(ii) the "Index Factor", rounded upward to the nearest unit of the Denominated Currency, determined by the Determination Agent as set forth in the next two sentences; provided, however, that the principal shall in no event be less than zero. The "Index Factor" shall be the amount determined by the Determination Agent specified above (the "Determination Agent") in accordance with the following formula (provided, however, that the Index Factor shall in no event be less than zero):

      Index Factor-

        Spot Exchange Rate (First Indexed Currency) - Base Exchange Rate (Second Indexed Currency)
        ------------------------------------------------------------------------------------------
     1+ Base Exchange Rate (First Indexed Currency)   Spot Exchange Rate (Second Indexed Currency)

where (i) "Base Exchange Rate (First Indexed Currency)" and "Base Exchange Rate (Second Indexed Currency)" are the respective exchange rates specified as such above, (ii) "Spot Exchange Rate (First Indexed Currency)" is the rate which the First Indexed Currency can be exchange for the Denominated Currency as determined on the second Exchange Rate Day prior to Maturity hereof (the "Determination Date") by the Determination Agent based upon the arithmetic mean of the open market spot offer quotations for the First Indexed Currency (spot bid quotation for Denominated Currency) obtained by the Determination Agent from the Reference Dealer (as defined below) in The City of New York at 11:00 a.m. New York City time on the Determination Date, for an amount of First Indexed Currency equal to the Multi-Indexed Face Amount hereof multiplied by the Base Exchange Rate (First Indexed Currency), with the Denominated Currency for settlement at Maturity, and (iii) "Spot Exchange Rate (Second Indexed Currency)" is the rate at which the Denominated Currency can be exchange for Second Indexed Currency as determined on the Determination Date by the Determination Agent based upon the arithmetic mean of the open market spot offer quotations for Second Indexed Currency (spot bid quotations for Denominated Currency) obtained by the Determination Agent from the Reference Dealer in The City of New York at 11:00 a.m. New York City time on the Determination Date, for an amount of Second Indexed Currency equal to the Multi-Indexed Face Amount hereof multiplied by the Base Exchange Rate (Second Indexed Currency), with the Denominated Currency for settlement at Maturity.
In the absence of manifest error, the determination by the Determination Agent of the Spot Exchange Rate (First Indexed Currency), Spot Exchange Rate (Second Indexed Currency), he Index Factor and the Principal amount hereof payable at Maturity shall be final and binding on the Company and the Holders hereof.

      "Exchange Rate Date" means any day which is a Business Day in The City of New York and (a) when the Denominated Currency or any Indexed Currency is the Canadian Dollar, in Toronto, Canada, (b) when the Denominated Currency or any Indexed Currency is the Japanese Yen, in Tokyo, Japan, (c) when the Denominated Currency or any Indexed Currency is the Deutsche Mark, in Frankfurt, Germany,
(d) when the Denominated Currency or any Indexed Currency is the Pound Sterling, in London, England, (e) when the Denominated Currency or any Indexed Currency is Australian Dollars, in Melbourne or Sydney, Australia, (f) when the Denominated Currency or any Indexed Currency is European Currency Units, in the major financial center of each country that issues a component currency of the European Currency Units and/or (g) when the Denominated Currency or any Indexed Currency is any other currency or currency unit (other than U.S. dollars), in the capital and/or the principal financial center of the country of such Denominated Currency or any Indexed Currency.

      "Reference Dealer" means the bank(s) or firm(s) specified as such above or, if it shall be unwilling or unable to provide the requested quotations, such other major money center bank or banks or other major foreign dealer or dealers in The City of New York selected by the Company, in consultation with the Determination Agent, to act as Reference Dealer or Dealers in replacement therefor.

      "Aggregate Face Amount" means the amount specified as such above.

      REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

      Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, E.I. DU PONT DE NEMOURS AND COMPANY has caused this Note to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.


                                        E. I. DU PONT DE NEMOURS AND COMPANY


                                        By:________________________________


[Seal]
                                        By:________________________________


                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes issued under the within-mentioned Indenture.


Dated:                                  CHEMICAL BANK,
                                        as Trustee



                                        By:________________________________
                                                  Authorized Signatory

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                      E. I. DU PONT DE NEMOURS AND COMPANY

                           MEDIUM-TERM NOTE, SERIES G


R-

REGISTERED                                                    (Principal Amount)

        If applicable, the "Total Amount of OID", "Yield to Maturity" and "Initial Accrual Period OID" (computed under the approximate method) below will be completed solely for the purposes of applying the United States Federal income tax original issue discount ("OID") rules. Additional information, if any, may be contained in an appendix hereto.

           Floating Rate Note [ ]                             % Fixed Rate Note [ ]
No. DSE-CUSIP:                                     Option to Elect Payment in Specified Currency (Only
                                                   applicable if Specified Currency is other than U.S.
Original Issue Date:                               Dollars):

Principal Amount:                                          Yes [ ]               No [ ]

Issue Price:                                       Authorized Denominations (Only applicable if Specified
                                                   Currency is other than U.S.
                                                   Dollars):
Maturity Date:
                                                   Interest Payment Period:
  Redemption        Redemption
    Date(s)           Date(s)                      Interest Payment Dates:

                                                   Total Amount of OID:

  Repayment         Repayment                      Yield to Maturity:
   Date(s)           Date(s)
                                                   Initial Accrual Period OID:

Only applicable if this is a Floating Rate Note:

Initial Interest Rate:      Interest Reset Period:        Spread Multiplier:

Base Rate:                  Interest Reset Dates:         Maximum Interest Rate:

Index Maturity:             Spread (plus or minus):       Minimum Interest Rate:

E. I. DU PONT DE NEMOURS AND COMPANY, a Delaware corporation (the "Company"), for value received, hereby promises to pay to or registered assigns, the principal sum of


(Specified Currency) on the "Maturity Date", as set forth above, and to pay interest thereon as described on the reverse hereof.

        REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

        Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, E.I. DU PONT DE NEMOURS AND COMPANY has caused this Note to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.


                                            E. I. DU PONT DE NEMOURS AND COMPANY


                                            By:________________________________


           [Seal]                           By:________________________________


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is one of the Notes issued under the within-mentioned Indenture.


Dated:                                       CHEMICAL BANK,
                                             as Trustee



                                             By:________________________________
                                                         Authorized Signatory

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                      E. I. DU PONT DE NEMOURS AND COMPANY

                           MEDIUM-TERM NOTE, SERIES G
                        (FIXED RATE DUAL CURRENCY NOTE)


R-

REGISTERED                                                         (Face Amount)

        If applicable, the "Total Amount of OID", "Yield to Maturity" and "Initial Accrual Period OID" (computed under the approximate method) below will be computed solely for the purposes of applying the United States Federal income tax original issue discount ("OID") rules. Additional information, if any, may be contained in an appendix hereto.

No. DSE-CUSIP:

Original Issue Date:                               Interest Payment Period:

Face Amount:                                       Interest Payment Dates:

Face Amount Currency:                              Optional Payment Currency:

Issue Price:                                       Designated Exchange Rate:

Maturity Date:                                     Interest Rate:

  Redemption               Redemption              Option Election Dates:
    Date(s)                 Date(s)
                                                   Option Value Calculation Agent:

                                                   Specified Currency/Currencies:

                                                   Total Amount of OID:

  Redemption               Redemption              Yield to Maturity:
    Date(s)                 Date(s)
                                                   Initial Accrual Period OID:

                                                   Option to Elect Payment in Specified Currency/Currencies
                                                   (only applicable if Specified Currency/Currencies is other than
                                                   U.S. Dollars):

                                                   Authorized Denominations (only applicable if Specified
                                                   Currency/urrencies is other than U.S. Dollars):

        E. I. DU PONT DE NEMOURS AND COMPANY, a Delaware corporation (the "Company"), for value received, hereby promises to pay to or registered assigns, the Face Amount specified above (the "Face Amount"), on the Maturity Date specified above (the "Maturity Date") in the currency as at the time of payment shall be legal tender for the payment of public and private debts in the country of the Face Amount Currency indicated above (the "Face Amount Currency"), and to pay interest on the Face Amount in the Face Amount Currency from the Original Issue Date stated above (the "Original Issue Date") or from the most recent Interest Date to which interest has been paid or duly provided for, at the Interest Rate per annum set forth above (the "Interest Rate"), on the Interest Payment Date or Dates specified above and on the Maturity Date (each such date herein being called an "Interest Payment Date") the first payment to be made on the first Interest Payment Date following the Original Issue Date, until payment of the principal hereof has been made or made available for payment (computed on the basis of a 360 day year of twelve 30-day months) as described below and on the reverse hereof.

        The Company may elect on each Option Election Date specified above (each such date herein being called an "Option Election Date") to pay the amounts due on the succeeding Interest Payment Date in the Optional Payment Currency specified above (the "Optional Payment Currency") instead of in the Face Amount Currency. The amounts due in the Optional Payment Currency on any Interest Payment Date shall be determined by the Company using the Designated Exchange Rate specified above (the "Designated Exchange Rate"). If such election is made, the Company shall notify the Trustee of the election on the Option Election Date and the Trustee shall give, on behalf and at the expense of the Company, notice to the Holder in the manner provided in Section 106 of the Indenture. Such notice shall state (i) the Interest Payment Date and (ii) the exchange rate to be used to convert amounts from the Face Amount Currency to the Optional Payment Currency, which rate shall be the Designated Exchange Rate. Any such notice by the Company to the Trustee on an Option Election Date, once given, may not be withdrawn. If the Company elects on any Option Election Date to pay the amounts due on the succeeding Interest Payment Date in the Optional Payment Currency, then it shall pay all amounts (including principal) due with respect to the issuance of this Note in the Optional Payment Currency on such Interest Payment Date. If the Company does not elect on an Option Election Date to pay the amount due on the succeeding Interest Payment Date in the Optional Payment Currency, then such payment shall be made in the Face Amount Currency and no notice of such payment need be given.

        REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

        Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, E. I. DU PONT DE NEMOURS AND COMPANY has caused this Note to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.


                                            E. I. DU PONT DE NEMOURS AND COMPANY



                                            By:________________________________


                 [Seal]                     By:________________________________


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is one of the Notes issued under the within-mentioned Indenture.


Dated:                                       CHEMICAL BANK,
                                             as Trustee



                                             By:________________________________
                                                         Authorized Signatory

                          [REVERSE OF REGISTERED NOTE]


                      E. I. DU PONT DE NEMOURS AND COMPANY

                           Medium-Term Note, Series G


   1. This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness (hereinafter called the "Securities") of the Company of the series hereinafter specified, all such securities issued and to be issued under an Indenture dated as of June 1, 1992, between the Company and Chemical Bank, as Trustee (herein called the "Indenture"), to which Indenture reference is hereby made for a statement of the rights and limitations of rights thereunder of the Holders of the Securities and of the rights, obligations, duties and immunities of the Trustee for each series of Securities and of the Company, and the terms upon which the Securities are and are to be authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as provided or permitted in the Indenture. This Note is one of a series of the Securities designated therein as Medium-Term Notes, Series G (the "Notes"). The Notes of this series may be issued at various times with different maturity dates and different principal repayment provisions, may bear interest at different rates, may be payable in different currencies and may otherwise vary, all as provided in the Indenture.

   2. A. The principal of (and premium, if any) and/or interest on this Note are payable by the Company in such coin or currency/currencies specified on the face hereof as at the time of payment shall be legal tender for the payment of public and private debts (the "Specified Currency"). If the Specified Currency is other than U.S. Dollars, the Company will arrange to have all such payments converted into U.S. Dollars in the manner described below. Notwithstanding the foregoing, the Holder hereof may, if so indicated on the face hereof, elect to receive all payments in respect hereof in the Specified Currency by delivery of a written request to the Paying Agent on or prior to the applicable Regular Record Date or at least 15 calendar days prior to Maturity, as the case may be. Such election will remain in effect unless and until changed by written notice to the Paying Agent received on or prior to the applicable Regular Record Date or at least 15 calendar days prior to Maturity, as the case may be.

   B. The Regular Record Date with respect to any Interest Payment Date (as defined below) shall be the date 15 calendar days, unless otherwise specified on the face hereof, immediately preceding such Interest Payment Date, whether or not such date shall be a Business Day. Interest which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name a Note is registered at the close of business on the Regular Record Date next preceding such interest Payment Date; provided, however, that interest payable on the Interest Payment Date occurring at Maturity will be paid to the person to whom principal shall be payable; provided, further, that the first payment of interest on any Registered Note with an Original Issue Date between a Regular Record Date and an Interest Payment Date or on an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such next succeeding Regular Record Date. Notwithstanding the foregoing, any interest that is payable but not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the registered Holder thereof on such Regular Record Date, and may be paid to the person in whose name such Note is registered on the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof having been given to the Holder of such Note not less than ten days prior to such Special Record Date, or may be paid at any time and in any other lawful manner, as more fully provided in the Indenture. "Business Day" means any day, other than a Saturday or Sunday, that meets each of the following applicable requirements: the day is (a) not a day on which banking institutions are authorized or required by law or regulation to be closed in The City of New York, (b) if this Note is denominated or payable in a Specified Currency other than U.S. Dollars, (i) not a day on which banking institutions are authorized or required by law or regulation close in the major financial center of the country issuing the Specified Currency (which in the case of ECU shall include the financial center of each country that issues a component currency of the ECU) and (ii) a day on which banking institutions,in such financial center are carrying out transactions in such Specified Currency and (c) with respect to LIBOR Notes, a London Banking Day. "London Banking Day" means any day on which dealings in deposits in U.S. Dollars are transacted in the London interbank market. In connection with any calculations, all percentages will be rounded upwards, if necessary, to the nearest one hundred-thousandth of a percentage point (with five one-millionths of a percentage point being rounded upwards), and all currency or currency unit amounts used and resulting from such calculations on the Notes will be rounded to the nearest one-hundredth of a unit (with five one-thousandths of a unit being rounded upwards).

   C. If this is a Fixed Rate Note, the Company promises to pay interest on the principal amount at the rate per annum shown on the face hereof until the principal amount hereof is paid or made available for payment. Unless otherwise provided on the face hereof, the Company will pay interest semi-annually on each May 1 and November 1 (each an "Interest Payment Date"), commencing with the Interest Payment Date immediately following the Original Issue Date shown on the face hereof and at Maturity. Interest will accrue from and including the most recent Interest Payment Date or, if no interest has been paid or duly provided for, from and including the Original Issue Date on the face hereof, to, but excluding the Interest Payment Date. The amount of such interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months.

   D. If this is a Floating Rate Note, the Company promises to pay interest on the principal amount at the rate per annum equal to the Initial Interest Rate shown on the face hereof until the first Interest Reset Date shown on the face hereof following the Original Issue Date specified on the face hereof and thereafter at a rate determined in accordance with the provisions below under the heading "Determination of Commercial Paper Rate", "Determination of LIBOR", "Determination of Treasury Rate", "Determination of Prime Rate", "Determination of Federal Funds Rate" or "Determination of Eleventh District Cost of Funds Rate" depending upon whether the Base Rate specified on the face hereof is Commercial Paper Rate, LIBOR, Treasury Rate, Prime Rate, Federal Funds Rate or Eleventh District Cost of Funds Rate, respectively, until the principal hereof is paid or duly made available for payment. The Company will pay interest monthly, quarterly, semi-annually or annually as specified on the face hereof opposite "Interest Payment Period", commencing with the first Interest Payment Date specified on the face hereof next succeeding the Original Issue Date and at Maturity. Unless otherwise provided on the face hereof, the dates on which interest will be payable (each an "Interest Payment Date") will be, in the case of Floating Rate Notes with a daily, weekly or monthly Interest Payment Period, the third Wednesday of each month; in the case of Floating Rate Notes with a quarterly Interest Payment Period, the third Wednesday of March, June, September and December; in the case of Floating Rate Notes with a semi-annual Interest Payment Period, the third Wednesday of the two months specified on the face hereof; and in the case of Floating Rate Notes with an annual Interest Payment Period, the third Wednesday of the month specified on the face hereof; provided, however, that if an Interest Payment Date would fall on a day that is not a Business Day, such Interest Payment Date shall be the following day that is a Business Day, except that if the Base Rate is LIBOR and such following day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day.

   The interest payable on a Floating Rate Note on each Interest Payment Date will include accrued interest from and including the Original Issue Date or from and including the last date in respect of which interest has been paid, as the case may be, to but excluding such Interest Payment Date; provided, however, that if the Interest Reset period is daily or weekly, the interest payable on each Interest Payment Date, other than at Maturity, will include accrued interest from and including the Original Issue Date or from and including the last date in respect of which interest has been paid, as the case may be, to and including, the Record Date immediately preceding such Interest Payment Date, and the interest payable at Maturity will include accrued interest from and including the Original Issue Date or from and including the last date in respect of which interest has been paid, as the case may be, to, but excluding, the date of Maturity. Such accrued interest will be calculated by multiplying the principal amount hereof by an accrued interest factor. This accrued interest factor shall be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal) for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the Base Rate is commercial Paper Rate, LIBOR, Prime Rate, Federal Funds Rate or Eleventh District Cost of Funds Rate, as indicated on the face hereof, or by the actual number of days in the year if the Base Rate is Treasury Rate, as indicated on the face hereof. The interest rate in effect on each day will be (a) if such day is an Interest Reset Date, the interest rate with respect to the Interest Determination Date pertaining to such Interest Reset Date or if such day is not an Interest Reset Date, the interest rate with respect to the Interest Determination Date pertaining to the next preceding Interest Reset Date; provided, however, that (i) the interest rate in effect from the original issue Date to the first Interest Reset Date will be the Initial Interest Rate and (ii) the interest rate in effect for the ten calendar days immediately prior to Maturity will be that in effect on the tenth calendar day preceding Maturity. Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any shown on the face hereof. In addition, the interest rate hereon shall in no event be higher than the maximum rate, if any, permitted by New York law as the same may be modified by United States law of general application. Commencing with the first Interest Reset Date specified on the face hereof following the Original Issue Date and thereafter upon each succeeding Interest Reset Date specified on the face hereof, the rate at which interest on a Floating Rate Note is payable shall be adjusted as specified on the face hereof opposite Interest Reset Period; provided, however, that if any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day, except that (i) if the Base Rate is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day or (ii) if the Base Rate is Treasury Rate and the Interest Reset Date falls on a date which is an auction date, the Interest Reset Date shall be the following day that is a Business Day.

   The Interest Determination Date pertaining to an Interest Reset Date will be
(i) if the Base Rate is Commercial Paper Rate, Prime Rate, Federal Funds Rate or Eleventh District Cost of Funds Rate, the second Business Day preceding such Interest Reset Date, (ii) if the Base Rate is LIBOR, the second London Banking Day preceding such Interest Reset Date or (iii) if the Base Rate is Treasury Rate, the day of the week in which such Interest Reset Date falls on which Treasury bills (as defined below) would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as a result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week.
If an auction date shall fall on any Interest Reset Date for a Floating Rate Note where the Base Rate is the Treasury Rate, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date.

   Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest shall be the rate determined in accordance with the provisions of the applicable heading below.

   Determination of Commercial Paper Rate. If the Base Rate is Commercial Paper Rate, as indicated on the face hereof, the interest rate shall equal (a) the Money Market Yield (as defined herein) on the Interest Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof (1) as published in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)"), under the heading "Commercial Paper", or
(2) if such rate is not so published by 9:00 a.m., New York City time, on the Calculation Date (as defined below) pertaining to such Interest Determination Date, then as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 p.m. Quotations for U.S. Government Securities" ("Composite Quotations") under the heading "Commercial Paper" or
(b) if such rate is not so published by 3:00 p.m., New York City time on such Interest Determination Date, the Money Market Yield of the arithmetic mean as calculated by the Calculation Agent of the offered rates, as of 3:30 p.m, New York City time on such Calculation Date, of three leading dealers of commercial paper in The City of New York, selected by the Calculation Agent, for commercial paper having the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized rating agency, in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if such dealers are not quoting as mentioned above, the interest rate in effect hereon shall be the interest rate in effect hereon on such Interest Determination Date.

   "Money Market Yield" shall be the yield calculated in accordance with the following formula:

                                 D x 360
  Money Market Yield = ---------------------------- x 100
                              360 - (D x M)

where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the interest period for which interest is being calculated.

   Determination of LIBOR. If the Base Rate indicated on the face hereof is LIBOR, with respect to LIBOR indexed to the offered rates for U.S. Dollar deposits, the interest rate shall equal the rate for deposits in U.S. Dollars having the Index Maturity specified on the face hereof commencing on the second London Banking Day immediately following the Interest Determination Date which appears on the Telerate Page 3750 (as defined herein) as of 11:00 a.m. London time, on such Interest Determination Date, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, if such rate does not so appear on the Telerate Page 3750, the rate in respect of such Interest Determination Date will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by four major banks in the London interbank market (selected by the Calculation Agent) at approximately 11:00 a.m., London time, on the Interest Determination Date next preceding the relevant Interest Reset Date to prime banks in the London interbank market for a period of the Index Maturity commencing on that Interest Reset Date and in a principal amount equal to an amount not less than $1,000,000 that is representative for a single transaction in such market at such time. In such case, the Calculation Agent will request the principal London office of each of the aforesaid major banks to provide a quotation of such rate. If at least two such quotations are provided in respect of such Interest Determination Date, the rate for that Interest Reset Date will be the arithmetic mean of the quotations, and, if fewer than two quotations are provided as requested in respect of such Interest Determination Date, the rate for that Interest Reset Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Calculation Agent, at approximately 11:00 a.m. New York City time on that Interest Determination Date for loans in U.S. dollars to leading European banks for a period of the Index Maturity commencing on that Interest Reset Date and in a principal amount equal to an amount not less than $1,000,000 that is representative for a single transaction in such market at such time, each of the aforementioned cases following the proviso above adjusted by the addition or subtraction of the spread if any, specified on the face hereof and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, if the aforesaid rate cannot be so determined by the Calculation Agent, LIBOR in respect of such LIBOR Interest Determination Date will be LIBOR then in effect on such Interest Determination Date. "Telerate Page 3750" means the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purpose of displaying rates or prices relating to LIBOR).

   Determination of Treasury Rate. If the Base Rate is Treasury Rate as indicated on the face hereof, the interest rate shall equal the rate for the most recent auction with respect to the Interest Determination Date of direct obligations of the United States ("Treasury bills") having the Index Maturity shown on the face hereof as published in the H.15(519), under the heading "U.S. Government securities--Treasury bills--Auction Average (Investment)" or, if not so published by 9:00 a.m., New York City time, on the Calculation Date (as defined below) pertaining to such Interest Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for such auction as otherwise announced by the United States Department of the Treasury, in either case, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof. In the event that the results of the auction of Treasury bills having the Index Maturity shown on the face hereof are not published or announced as provided above by 3:00 p.m., New York City time, on such Calculation Date or if no such auction is held in a particular week, then the rate of interest hereon shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 11:00 a.m., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity shown on the face hereof, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the interest rate in effect hereon shall be the rate in effect hereon on such Interest Determination Date.

     Determination of Prime Rate. If the Base Rate specified on the face hereof is Prime Rate, the interest rate shall equal the rate on such date as such rate is published in H.15(519) under the heading "Bank Prime Loan." If such rate is not published prior to 3:00 P.M., New York City time, on the related
Calculation Date, then the Prime Rate shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen NYMF Page (as defined below) as such bank's prime rate or base lending rate as in effect for such Interest Determination Date. If fewer than four such rates but more than one such rate appear on the Reuters Screen NYMF Page for such Interest Determination Date, the Prime Rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Interest Determination Date by four major money center banks in The City of New York selected by the Calculation Agent. If fewer than two such rates appear on the Reuters Screen NYMF Page, the Prime Rate will be determined by the Calculation Agent on the basis of the rates furnished in The City of New York by three substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, having total equity capital of at least $500 million and being subject to supervision or examination by Federal or State authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the banks or trust companies selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate determined as of such Interest Determination Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

     "Reuters Screen NYMF Page" means the display designated as page "NYMF" on the Reuters Monitor Money Rates Service (or such other page as may replace the NYMF page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).


   Determination of Federal Funds Rate. If the Base Rate specified on the face hereof is Federal Funds Rate, the interest rate with respect to any Interest Determination Date shall equal the rate set forth in H.15(519) for that day opposite the caption "Federal Funds (Effective)". If such rate for any Interest Determination Date is not published in H.15(519) by 9:00 a.m., New York City time, on the Calculation Date, the rate for that Interest Determination Date will be the rate set forth in the statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York ("Composite 3:30 p.m. Quotations for U.S. Government Securities") for that day under the caption "Federal Funds/Effective Rate". If by 9:00 a.m., New York City time, on the Calculation Date the rate for any Interest Determination Date is not yet published in either H.15(519) or Composite 3:30 p.m. Quotations for U.S. Government Securities, the rate for that Interest Determination Date will be the arithmetic mean of the rates for the last transaction in overnight U.S. Dollar Federal funds arranged by three leading brokers, selected by the Calculation Agent, of U.S. Dollar Federal funds transactions in New York City prior to 9:00 a.m., New York City time, on the applicable Interest Determination Date, each of the aforementioned cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if rates are not available as aforesaid, the Federal Funds Rate with respect to such Interest Determination Date will be the Federal Funds Rate then in effect on such Interest Determination Date.

   Eleventh District Cost of Funds Rate. If the Base Rate specified on the face hereof is Eleventh District Cost of Funds Rate, the interest rate with respect to any Interest Determination Date will be the monthly weighted average cost of funds as set forth under the caption "11th District" on the Telerate Page 7175 as of 11:00 a.m., San Francisco time, on that Interest Determination Date. If such rate does not so appear on the Telerate Page 7175, the rate for that Interest Determination Date will be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced by the Federal Home Loan Bank of San Francisco (the "FHLBSF") or its successor, as such cost of funds for the calendar month preceding the date of such announcement, each of the aforementioned cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof and/or by multiplication by the Spread Multiplier, if any, specified on the Face hereof; provided, however, if the FHLBSF fails to so announce such rate for that calendar month, then the rate in respect to such Interest Determination Date will be the Eleventh District Cost of Funds Rate then in effect on such Interest Determination Date. "Telerate Page 7175" means the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purpose of displaying rates or prices relating to the Eleventh District Cost of Funds Rate).

   The Calculation Date pertaining to a Treasury Rate Interest Determination Date, Federal Funds Interest Determination Date and Commercial Paper Rate Interest Determination Date shall be the earlier of (i) the tenth calendar day after such Interest Determination Date or if any such day is not a Business Day, the next succeeding Business Day and (ii) the Business Day next preceding the relevant Interest Payment Date or the Maturity Date, as the case may be. Initially, Chemical Bank shall be the Calculation Agent. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing and will confirm in writing such calculation to the Trustee and any Paying Agent immediately after each determination. Neither the Trustee nor any Paying Agent shall be responsible for any such calculation. At the request of the Holder hereof, the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which will become effective as of the next Interest Reset Date.

   3. Unless otherwise specified on the face hereof, payments in U.S. Dollars of interest (other than interest payable at Maturity) will be made by mailing a check to the Holder at the address of the Holder appearing on the Security Register (as defined in the Indenture) on the applicable Record Date. Notwithstanding the foregoing, a Holder of U.S. $10,000,000 or more in aggregate principal amount of Notes of like tenor and terms (or a Holder of the equivalent thereof in a specified Currency other than U.S. Dollars as determined by the Exchange Rate Agent on the basis of the Market Exchange Rate (as defined below)) shall be entitled to receive such payments in U.S. Dollars by wire transfer of immediately available funds, but only if appropriate payment instructions have been received in writing by the Paying Agent in The City of New York on or prior to the Record Date relating to the applicable Interest Payment

Date. Simultaneously with the election by any Holder to receive payments of principal and any premium and/or interest in the Specified Currency (if other than U.S. Dollars), such Holder shall provide appropriate payment instructions to such Paying Agent, and all such payments will be made in immediately available funds to an account maintained by the payee with a bank located outside the United States. Principal and any premium and interest payable at Maturity will be paid in immediately available funds upon surrender of such Note at the office of the Paying Agent in the City of New York or at such other office or agency as the Company may designate.

   4. If specified on the face hereof, this Note may be redeemed, as a whole or from time to time in part, at the option of the Company, on not less than 30 nor more than 60 days' notice given as provided in the Indenture, on any Redemption Date(s) and at the related Redemption Price(s) set forth on the face hereof. The Redemption Price(s) are expressed as a percentage of the principal amount of this Note. If less than all the outstanding Notes of like tenor and terms are to be redeemed, the particular Notes to be redeemed shall be selected by the Trustee not more than 60 days prior to the Redemption Date from the outstanding Notes of like tenor and terms not previously called for redemption. Such selection shall be of principal amounts equal to the minimum authorized denomination for such Notes or any integral multiple thereof. Subject to the immediately preceding sentence, such selection shall be made by any method as the Trustee deems fair and appropriate. The notice of such redemption shall specify which Notes are to be redeemed. In the event of redemption of this
Note in part only, a new Note or Notes of this series of like tenor and terms for the unredeemed portion hereof will be issued to the Holder hereof upon the cancelation hereof.

   5. If specified on the face hereof, this Note will be subject to repayment at the option of the Holder hereof on the Repayment Date(s) and at the related Repayment Price(s) set forth on the face hereof. The Repayment Price(s) are expressed as a percentage of the principal amount of this Note. If no such Repayment Date is set forth on the face hereof, this Note may not be so repaid. On each Repayment Date, if any, this Note shall be repayable in whole or in part at the option of the Holder hereof at the applicable Repayment Price set forth on the face hereof, together with accrued interest thereon to the date of repayment. For this Note to be repaid in whole or in part at the option of the Holder hereof, the Paying Agent in the City of New York must receive not less than 30 nor more than 45 days prior to the Repayment Date
(i) the Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the Holder of the Note, the principal amount of the Note, the certificate number of the Note or a description of the Note's tenor and terms, the principal amount of the Note to be repaid, a statement that the option to elect repayment is being exercised thereby and, if applicable, a guarantee that the Note to be repaid with the form entitled "Option to Elect Repayment" duly completed will be received by such Paying Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such Note and form duly completed are received by such Paying Agent by such fifth Business Day. Exercise of such repayment option shall be irrevocable. Such option may be exercised by the Holder for less than that entire principal amount provided that the principal amount remaining outstanding after repayment is an authorized denomination.

   6. If the Specified Currency is other than U.S. Dollars, unless the Holder has elected otherwise, payment in respect of this Note shall be made in U.S. Dollars as determined by the Exchange Rate Agent (initially, Chemical Bank) appointed by the Company based on the highest firm bid quotation for U.S. Dollars received by such Exchange Rate Agent at approximately 11:00 a.m. New York City time on the second Business Day preceding the applicable payment date (or if no such rate is quoted on such date the last date on which such rate was quoted), from three recognized foreign exchange dealers in the The City of New York selected by the Exchange Rate Agent (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer for settlement on such payment date of the aggregate amount of the Specified Currency payable on such payment date in respect of all Notes denominated or payable in such Specified Currency and scheduled to receive U.S. dollar payments on such date. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, payments will be made in the Specified Currency unless such Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case the Company will be entitled to make payments in respect hereof in U.S. Dollars as provided below.

   Except as set forth below, if payment on a Note is required to be made in a Specified Currency other than U.S. Dollars and such currency is unavailable due to the imposition of exchange controls or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments due on that due date with respect to such Note shall be made in U.S. Dollars. The amounts so payable on any date in such Specified Currency shall be converted into U.S. Dollars at a rate determined by the Exchange Rate Agent on the basis of the noon buying rate in The City of New York for cable transfers in the Specified Currency as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate), on the date of such payment. in the event such Market Exchange Rate is not then available, the Company will be entitled to make payments in U.S. dollars (i) if such Specified Currency is not a composite currency, on the basis of the most recently available Market Exchange Rate for such Specified Currency or (ii) if such specified Currency is a composite currency, in an amount determined by the Exchange Rate Agent to be the sum of the results obtained by multiplying the number of units of each component currency of such composite currency, as of the most recent date on which such composite currency was used, by the Market Exchange Rate for such component currency on the second Business Day prior to such Payment date (or if such Market Exchange Rate is not then available, by the most recently available Market Exchange Rate for such component currency) .

   If payment on a Note is required to be made in ECU and ECU are unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control or is no longer used in the European Monetary System, then all payments due on that due date with respect to such Note shall be made in U.S. Dollars. The amount so payable on any date in ECU shall be converted into U.S. Dollars at a rate determined by the Exchange Rate Agent as of the second Business Day prior to the date on which such payment is due on the following basis.

   The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts which were components of the ECU as of the last date on which the ECU was used in the European Monetary System. The equivalent of the ECU in U.S. Dollars shall be calculated by aggregating the U.S. Dollar equivalents of the Components.

   The U.S. Dollar equivalent of each of the Components shall be determined by the Exchange Rate Agent on the basis of the most recently available Market Exchange Rate for such Component or as otherwise specified by the Company.

   If the official unit of any component currency is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall have a value at the time of the division equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

   All determinations referred to above of the Exchange Rate Agent shall be at its sole discretion (except to the extent expressly provided herein that any determination is subject to approval by the Company) and, in the absence of manifest error, shall be conclusive for all purposes and binding upon the Holders of the Notes and the Trustee and the Exchange Rate Agent shall have no liability therefore.

   7. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. If the principal of any original Issue Discount Note is declared to be due and payable the amount of principal due and payable with respect to such Note shall be limited to the sum of the principal amount of such Note multiplied by the Issue Price (expressed as a percentage of such principal amount) plus the original issue discount accrued from the date of issue to the date of declaration, which accrual shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles) in effect on the date of declaration. An Original Issue Discount Note is a Note, including any zero-coupon Note, which has a stated redemption price at maturity that exceeds its Issue Price by at least 0.25% of its Principal Amount, multiplied by the number of full years from the Original Issue Date to the Maturity Date for such Note and any other Note designated by the Company as issued with original issue discount for United States Federal income tax purposes. If the principal of any Dual Currency Note is declared to be due and payable, the amount of principal due and payable with respect to such Note shall be equal to the Face Amount specified on the front of such Note (the "Face Amount") plus accrued interest to, but excluding the date such Note is declared due and payable minus the Total Option Value (as defined below and as calculated on the date such Note is declared due and payable by the Option Value Calculation Agent specified on the front of such Note (the "Option Value Calculation Agent")) multiplied by a fraction, the numerator of which is the Face Amount of such Note and the denominator of which is the Aggregate Face Amount of all Notes of such issuance; provided that such principal amount shall in no event be less than zero. As used herein: (i) the term "Option Value" means, as of any date of calculation, with respect to any Interest Payment Date of such Dual Currency Note, the amount calculated by the Option Value Calculation Agent to be the arithmetic average of the prices quoted on the date of such calculation by three reference banks (which banks shall be selected by the Option Value Calculation Agent and shall be reasonably acceptable to the Company) for the right on the Option Election Date immediately preceding such interest payment Date to purchase for value on such Interest Payment Date from such reference banks (A) the aggregate amount of the Face Amount Currency specified on the front of such Note (the "Face Amount Currency") due on such Interest Payment Date with respect to all of the Notes of such issuance in exchange for (B) the amount of the Optional Payment Currency specified on the front of such Note (the "Optional Payment Currency") that would be received if the amount in clause (A) were converted into the Optional Payment Currency at the Designated Exchange Rate specified on such Note and (ii) the term "Total Option Value" means, as of any date of such calculation, the sum of the Option Values (calculated as of such date by the Option Value Calculation Agent) for all Interest Payment Dates occurring after the date of calculation up to and including the Maturity Date specified on the front of such Note.

   8. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of not less than a majority in principal amount of the Securities at the time outstanding of all series to be affected thereby (voting as one class). The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of a series (or, in certain cases, all series) at the time Outstanding, on behalf of the Holders of all Securities of such series (or, in such cases, all series), to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof, whether or not notation of such consent or waiver is made upon this Note.

   9. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

   10. The authorized denominations of Notes denominated in U.S. Dollars will be U.S. $100,000 and any larger amount that is an integral multiple of U.S. $1,000. The authorized denominations of Notes denominated in a currency other than U.S. Dollars will be as set forth on the face hereof.

   11. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Note is registerable in the Security Register for this series (initially Chemical Bank in The City of New York). Every Note presented for registration of transfer shall (if so required by the Company or the Trustee) be duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar for such series duly executed, by the Holder hereof or its attorney duly authorized in writing. One or more new Notes of like tenor and terms of authorized denominations and for the same aggregate principal amount, will be issued in the name or names of the designated transferee or transferees and delivered at the office of the Security Registrar in The City of New York, or mailed, at the request, risk and expense of the transferee or transferees, to the address or addresses shown in the Security Register for such transferee or transferees.

   The Company shall not be required (i) to issue, register the transfer of or exchange Notes to be redeemed for a period of 15 days preceding the date of the mailing of the notice of redemption, or (ii) to register the transfer of or to exchange any such Note or portion thereof selected for redemption, except the unredeemed portion of any such Note being redeemed in part.

   No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the company or the Trustee may treat the person in whose name a Note is registered as the absolute owner hereof for all purposes whether or not such Note be overdue and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

   12. The provisions of Section 1301 of the Indenture shall not be applicable to the Notes.

   13. Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

   14. The Indenture, the Notes and any coupons appertaining hereto shall be construed in accordance with and governed by the laws of the State of New York.

                              ____________________

                           OPTION TO ELECT REPAYMENT

   The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion hereof specified below) pursuant to its terms at a price equal to the applicable Repayment Price thereof together with interest to the Repayment Date, to the undersigned ___________________________
_______________________________________________________________________________
______________ (Please print or typewrite name and address of the undersigned)

   If less than the entire principal amount of the within Note is to be repaid,
specify the portion thereof which the Holder elects to have repaid           ;
and specify the denomination or denominations (which shall be in authorized denominations) of the Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):
___________________________________________________________.



Date:  __________________                      ____________________________
                                                      (Signature)

                              ____________________

                                 ABBREVIATIONS

   The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM  -- as tenants in common
   TEN ENT  -- as tenants by the entireties
    JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

   UNIF GIFT MIN ACT--__________ Custodian__________
                        (Cust)             (Minor)
                      Under Uniform Gifts to Minors Act
                      _________________________________
                                  (State)

                   Additional abbreviations may also be used
                         though not in the above list.

                         _____________________________

   FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

____________________
                    :
                    :
_______________________________________________________________________________
_______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE _______________________________________ the within Security and all rights thereunder, hereby irrevocably constituting and appointing ____________________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:  _________________                       ______________________________
                                                        Signature
                                                (Signature must correspond with
                                                the name as written upon the
                                                face of the within instrument
                                                in every particular, without
                                                alteration or enlargement or
                                                any change whatever.)